UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:  12/31/13

Item 1.  Reports to Stockholders.

The Gold Bullion Strategy Fund

Annual Report

December 31, 2013

Investor Class Shares (QGLDX)

1-855-650-QGLD(7453)

www.advisorspreferred.com

Distributed by Ceros Financial Services, Inc.

Dear Shareholders,

This Annual Report for The Gold Bullion Strategy Fund (“Fund”) covers the period from inception of the Fund on July 9, 2013 to December 31, 2013 (“the period”). Flexible Plan Investments, Ltd. serves as the sub-advisor to The Gold Bullion Strategy Fund. During the period, the Fund declined by 3.04%, compared with a decline of 2.87% in the S&P GSCI Gold Index, while the S&P 500 TR Index increased by 10.51%. The sub-index of the S&P GSCI provides investors with a reliable and publicly available benchmark tracking the COMEX gold future.

In the nine months prior to the Fund’s inception, the price of gold had already staged a significant pullback due in part to the perceived shift in the monetary policy of the Federal Reserve Board. This move was anticipated to lead to modestly higher interest rates. Although the Federal Reserve announced plans to slowly remove liquidity from the marketplace and keep interest rates low for a sustained period of time, concerns surrounding the Fed’s policies continued to affect the gold market as the period progressed. Once the price of gold turned downward, the trend persisted as gold producers unwound hedges. By year-end, the price of gold had sustained its first annual loss in 12 years closing at $1,201.64 an ounce following its peak more than two years ago on Sept. 6, 2011 at $1,921 an ounce.

We believe that the Federal Reserve Board’s decision to cut its monthly bond purchases and remove liquidity from the financial system have eased investors’ concerns about inflation, as loose monetary policies tend to be associated with higher inflation. With inflation persistently low in the developed world since the financial crisis and the Federal Reserve Board backing off policies that were seen as potentially inflationary, investors found one less reason to own gold.

As U.S. equity markets surged during 2013, many money managers and investors have altered asset allocations in favor of equities, leading to lower levels of allocation to gold. In addition, central banks have slowed their purchases of gold, while more gold is flowing into developing markets such as China and India. These factors may also account for some of the behavior in the price of gold.

The Gold Bullion Strategy Fund seeks returns that reflect the daily performance of the price of gold bullion and as such is a vehicle for investors to capture potential returns resulting from those movements. To meet its goal of tracking the New York Spot Gold 1:30 p.m. EST close, the Fund utilizes gold bullion-related futures contracts and exchange-traded funds (ETFs). Additionally, in an effort to reflect the daily performance of the price of gold bullion net of fees, the Fund invests in investment-grade fixed income corporate notes and bonds, with an objective of generating interest income to offset those fees.

The Fund continues to endeavor to execute its strategy consistently, regardless of the market environment or perceived outlook for gold. Despite the past few years downturn in the performance of gold, we believe gold has a place in investors’ portfolios. We encourage our investors to maintain a long-term perspective as the market reacts to inevitable challenges and opportunities. As an asset class, gold historically has been uncorrelated with other asset classes and tended to provide a valuable hedge to investor portfolios in times of market volatility or economic uncertainty. We thank you for your confidence in The Gold Bullion Strategy Fund and its potential to help you achieve your financial goals.

Best regards,

Catherine Ayers-Rigsby	Jerry Wagner

Advisors Preferred	Flexible Plan Investments, Ltd.
1

The Gold Bullion Strategy Fund

Portfolio Review (Unaudited)

December 31, 2013

The Fund’s performance figures* for the period ended December 31, 2013, as compared to its benchmark:

Since Inception**
The Gold Bullion Strategy Fund	(3.04)%
S&P 500 Total Return Index ***	13.81%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-855-650-7453.

**	Inception date is July 9, 2013.

***	The S&P 500 Total Return is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment.

Since Inception to December 31, 2013 +

+	Inception date is July 9, 2013.

The Fund holding by types of investments are as follows:

Holdings by type of Investment:	% of Net Assets
Mutual Funds:
Debt Fund	76.2%
Commodity Fund	1.6%
Short-Term Investments	14.4%
Other Assets less Liabilities	7.8%
100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis.

2

The Gold Bullion Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS

December 31, 2013

Shares		Value
	EXCHANGE TRADED FUNDS - 77.8%
	DEBT FUND - 76.2%
27,500	Guggenheim BulletShares 2014 Corporate Bond ETF	$584,361
26,800	Guggenheim BulletShares 2015 Corporate Bond ETF	586,491
26,200	Guggenheim BulletShares 2016 Corporate Bond ETF	583,474
11,600	Guggenheim Enhanced Short Duration ETF	581,915
5,500	iShares 1-3 Year Credit Bond ETF	579,865
11,300	iShares 2014 AMT-Free Muni Term ETF	582,165
11,500	iShares Floating Rate Bond ETF	583,160
5,500	iShares Short-Term National AMT-Free Muni Bond ETF	584,826
23,400	Market Vectors Investment Grade Floating Rate Bond ETF	584,420
33,300	Market Vectors Short Municipal ETF	584,915
5,800	PIMCO Enhanced Short Maturity Exchange-Traded Fund	587,598
11,600	PIMCO Short Term Municipal Bond Exchange-Traded Fund	582,854
19,000	SPDR Barclays Investment Grade Floating Rate ETF	582,350
19,000	SPDR Barclays Short Term Corporate Bond ETF	583,053
24,100	SPDR Nuveen Barclays Short Term Municipal Bond ETF	585,223
7,300	Vanguard Short-Term Bond ETF	583,489
		9,340,159
	COMMODITY FUND - 1.6%
1,690	SPDR Gold Grantor Trust * (a)	196,141

	TOTAL EXCHANGE TRADED FUNDS (Cost - $9,538,407)	9,536,300

	SHORT-TERM INVESTMENT - 14.4%
	MONEY MARKET FUND - 14.4%
1,766,570	Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I 0.01% (a,b,c)
	(Cost - $1,766,570)	1,766,570

	TOTAL INVESTMENTS - 92.2% (Cost - $11,304,977) (d)	$11,302,870
	OTHER ASSETS LESS LIABILITIES - 7.8%	974,446
	NET ASSETS - 100.0%	$12,277,316

*	Non-Income producing investment.

(a)	All or part of this instrument is a holding of GBSF Fund Limited.

(b)	Variable rate security; the rate shown represents the rate at December 31, 2013

(c)	All or part of the security was held as collateral for futures contracts as of December 31, 2013.

(d)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (excluding the value of futures) is $ 11,315,192 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$5,490
Unrealized Depreciation:	(17,812)
Net Unrealized Depreciation:	$(12,322)

FUTURES CONTRACTS

Open Long Futures Contracts

No. of				Notional Value at	Unrealized
Contracts	Issue	Exchange	Expiration	December 31, 2013	Depreciation
101	Gold	NY Comex	February-14	$12,143,230	$357,570

See accompanying notes to financial statements.

3

The Gold Bullion Strategy Fund

Consolidated Statement Of Assets and Liabilities

December 31, 2013 (a)

ASSETS
Investment securities:
At cost	$11,304,977
At value	11,302,870
Cash	569,018
Deposit with brokers for futures contracts	990,533
Receivables:
For securities sold	44,279
Fund shares sold	2,019
Interest	7,336
Prepaid expenses and other assets	6,171
TOTAL ASSETS	12,922,226

LIABILITIES
Payables:
For investments purchased	610,521
Payable for futures - variation margin	15,150
Investment advisory fees	8,934
To other affiliates	3,810
For Fund shares redeemed	2,053
Distribution (12b-1) fees payable	1,312
Accrued expenses and other liabilities	3,130
TOTAL LIABILITIES	644,910
NET ASSETS	$12,277,316

NET ASSETS CONSIST OF:
Capital Stock	12,801,363
Undistributed net investment income	13
Accumulated net realized loss from investment and futures	(164,383)
Net unrealized depreciation on:
Investment	(2,107)
Futures	(357,570)
NET ASSETS	$12,277,316

NET ASSET VALUE PER SHARE:
Investor Class Shares:
Net Assets	$12,277,316
Shares of beneficial interest outstanding [No par value, unlimited shares of beneficial interest authorized]	506,491
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$24.24

(a)	The Fund commenced operations on July 9, 2013.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

4

The Gold Bullion Strategy Fund

Consolidated Statement of Operations

For the Period Ended December 31, 2013 (a)

INVESTMENT INCOME
Dividends	$42,312
Interest	115
TOTAL INVESTMENT INCOME	42,427

EXPENSES
Investment advisory fees	46,656
Administrative services fees	18,018
Distribution (12b-1) fees:	15,552
Non 12b-1 shareholder servicing expense	9,332
TOTAL EXPENSES	89,558

NET INVESTMENT LOSS	(47,131)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain (loss) from:
Investments	3,878
Futures	(150,783)
(146,905)

Net change in unrealized appreciation (depreciation):
Investments	(2,107)
Futures	(357,570)
(359,677)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FUTURES	(506,582)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(553,713)

(a)	The Fund commenced operations on July 9, 2013.

See accompanying notes to financial statements.

5

The Gold Bullion Strategy Fund

Consolidated Statement of Changes in Net Assets

For the
Period Ended
December 31, 2013 (a)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss	$(47,131)
Net realized loss from investment and futures	(146,905)
Net change in unrealized depreciation on investments and futures	(359,677)
Net decrease in net assets resulting from operations	(553,713)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:	24,280,382
Redemption fee proceeds:	9,550
Payments for shares redeemed:	(11,458,903)
Total increase in net assets from share of beneficial interest	12,831,029

TOTAL INCREASE IN NET ASSETS	12,277,316

NET ASSETS
Beginning of Period	—
End of Period^	$12,277,316
^ Includes undistributed net investment income	$13

SHARE ACTIVITY
Investor Class:
Shares Sold	942,479
Shares Redeemed	(435,988)
Net increase in shares of beneficial interest outstanding	506,491

(a)	The Fund commenced operations on July 9, 2013.

See accompanying notes to financial statements.

6

The Gold Bullion Strategy Fund

Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Investor Class
For the Period Ended December 31, 2013 (a)
Net asset value, beginning of period	$25.00

Activity from investment operations:
Net investment loss (b)	(0.10)
Net realized and unrealized loss on investments	(0.68)
Total from investment operations	(0.78)

Paid-in-Capital From Redemption Fees	0.02

Net asset value, end of period	$24.24

Total return (c,d)	(3.04)%

Net assets, at end of period (000s)	$12,277

Ratio of net expenses to average net assets (e,f)	1.46%

Ratio of net investment loss to average net assets (e,f,g)	(0.77)%

Portfolio Turnover Rate (d)	133%

(a)	The Fund commenced operations on July 9, 2013.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns assumes reinvestment of all distributions.

(d)	Not Annualized.

(e)	Annualized.

(f)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(g)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

7

The Gold Bullion Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2013

1.	ORGANIZATION

The Gold Bullion Strategy Fund (the “Fund”) is a non-diversified series of shares of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers one class of shares: Investor Class shares which are offered at net asset value. The Fund seeks returns that reflect the performance of the price of gold bullion. The Fund commenced operations on July 9, 2013.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities valuation – Securities are valued each day at the last quoted sales price on each security’s primary exchange at 1:30 p.m. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange at 1:30 p.m. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ price as of 1:30 p.m. In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last bid price on the day of valuation. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

GBSF Fund Limited (“GBSF Ltd.”) is a wholly-owned and controlled foreign subsidiary of the Fund that invests in Gold-bullion related ETFs, ETNs, physical gold bullion and derivatives. See “Consolidation of Subsidiaries” for additional information.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process. This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the

8

The Gold Bullion Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2013

securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

9

The Gold Bullion Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2013 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments		—	—	—
Exchange Traded Funds	$9,536,300	$—	$—	$9,536,300
Money Market Fund	1,766,570	—	—	1,766,570
Total Investments	$11,302,870	$—	$—	$11,302,870
Liabilities
Futures Contracts **	$357,520	$—	$—	$357,520

*	Refer to the Consolidated Portfolio of Investments for industry classifications.

**	Cumulative appreciation (depreciation) of futures contracts is reported in the above table. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Fund did not hold any Level 3 securities during the fiscal period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include the accounts of Gold Bullion Strategy Fund Limited (“GBSF Ltd.”), a wholly-owned controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The Fund may invest up to 25% of its total assets in GBSF Ltd., which acts as an investment vehicle in order to affect certain investments consistent with the Fund’s investment objectives and policies. The subsidiary commenced operations on July 9, 2013 and is an exempted Cayman Islands company with limited liability.

A summary of the Fund’s investment in GBSF Ltd. is as follows:

	Inception Date of GBSF Ltd.	GBSF Net Assets at December 31, 2013	% Of Net Assets at December 31 ,2013
GBSF Ltd.	7/09/2013	$1,279,065	10.42%

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Principal Investment Risk – As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many Factors affect the Fund’s net asset value and performance. The following risks apply to the Fund through its direct investments as well as indirectly through investments in Underlying Funds and the Subsidiary.

General Market Risk. The risk that the value of the Fund’s shares will fluctuate based on the performance of the Portfolio’s investments and other factors affecting the commodities and/or securities market generally.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

10

The Gold Bullion Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2013

Mutual Fund and ETN Risk: ETFs, mutual funds and exchange traded notes (“ETNs”) are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. Each is subject to specific risks, depending it investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Futures Contracts – The Fund is subject to commodity risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

At December 31, 2013, the fair value of derivative instruments was as follows:

Liability derivatives

		Commodity risk	Total
Gold Bullion Strategy Fund	Futures	$357,570	$357,570

Transactions in derivative instruments during the period ended December 31, 2013, were as follows:

		Commodity risk	Total
Gold Bullion Strategy Fund	Realized gain (loss)
	Futures contracts	$(150,783)	$(150,783)
	Change in unrealized appreciation (depreciation)
	Futures contracts	$(357,570)	$(357,570)

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in risks, the amount of which is not apparent from the financial statements.

Derivatives Risk: Futures and forwards are subject to inherent leverage that magnifies Fund losses. These derivatives may not provide an effective substitute for Gold bullion because changes in derivative prices may not track those of the underlying Gold bullion. Also, over the counter forwards are subject to counterparty default risk.

Gold Risk: The price of Gold may be volatile and Gold bullion-related ETFs, ETNs and derivatives may be highly sensitive to the price of Gold. The price of Gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Physical Gold bullion has sales commission, storage, insurance and auditing expenses.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified

11

The Gold Bullion Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2013

within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal income tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year 2013. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, GBSF Ltd. is an exempted Cayman investment company. GBSF Ltd. has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, GBSF Ltd. is a Controlled Foreign Corporation (“CFC”) and as such is not subject to U.S. income tax. However, a portion of GBSF Ltd.’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the period ended December 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to $23,363,673 and $13,812,024, respectively.

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

The Fund’s policy is to recognize a net asset or liability equal to the net variation margin for future contracts. During the period ended December 31, 2013, the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at December 31, 2013.

Liabilities:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Futures Contracts	$15,150	$—	$15,150	$—	$15,150	$—
Total	$15,150	$—	$15,150	$—	$15,150	$—
12

The Gold Bullion Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2013

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with the derivative instruments refer to Note 2. As of December 31, 2013 the Gold Bullion Strategy Fund was invested in futures contracts.

5.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Advisors Preferred LLC (“Advisor”), serves as investment adviser to the Fund. The Advisor has engaged Flexible Plan Investments, Ltd. (the “Sub-Advisor”) to serve as the sub-advisor to the Fund. The Advisor has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS and the Advisor and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. Pursuant to the advisory agreement, the Advisor pays all operating expenses of the Fund, with the exception of shareholder servicing fees, acquired fund fees and expenses, brokerage fees and commissions, borrowing costs (such as interest dividend on securities sold short, if any), taxes and extraordinary expenses.

Pursuant to the terms of an administrative servicing agreement with GFS, Gemini receives a monthly fee for all operating expenses of the Fund, which is calculated on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expense and Custody Fees. For the year ended December 31, 2013, the Trustees received fees in the amount of $7,500 from the Trust. The approved entities may be affiliates of GFS. GFS provides a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets attributable to the Investor Class and is paid to Ceros Financial Services (the “Distributor”) an affiliate of the advisor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and-or maintenance of Investor Class accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. The Distributor is an affiliate of the Advisor. For the period ended December 31, 2013, pursuant to the plan, Investor class shares paid $15,552.

Each Trustee who is not an “interested person” of the Trust or Advisor is compensated at a rate of $10,000 per year, as well as reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

During the period ended December 31, 2013. Ceros Financial Services, Inc. (“Ceros”), a registered broker/dealer and an affiliate of the Advisor executed trades on behalf of the Gold Bullion Strategy Fund and received $7,008 in trade commissions.

13

The Gold Bullion Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 31, 2013

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than thirty days. The redemption fee is paid directly to the Fund from which the redemption is made. For the period ended December 31, 2013, the Fund assessed $9,550.

7.	TAX COMPONENTS OF CAPITAL

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Capital Loss	Post October	Unrealized	Other	Total
Long-Term	Carry	& Late year	Appreciation/	Book/Tax	Accumulated
Gains	Forwards	Losses	(Depreciation)	Differences	Earnings/(Deficits)
$2,544	$—	$—	$(12,322)	$(514,269)	$(524,047)

The difference between book basis and tax basis unrealized depreciation, and accumulated net realized losses from investments is primarily attributable to the tax deferral of losses on wash sales and the Portfolio’s holdings in GBSF Ltd.

Permanent book and tax differences, primarily attributable to net operating losses, resulted in reclassification for the period ended December 31, 2013, as follows:

Paid in	Undistributed Net	Accumulated
Capital	Investment Income	Net Realized Losses
$(29,666)	$47,144	$(17,478)

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Gold Bullion Strategy Fund and

Board of Trustees of Advisors Preferred Trust

We have audited the accompanying consolidate statement of assets and liabilities, including the consolidated portfolio of investments, of The Gold Bullion Strategy Fund (the “Fund”), a series of the Advisors Preferred Trust, as of December 31, 2013, and the related consolidated statements of operations, changes in net assets and the financial highlights for the period July 9, 2013 (commencement of operations) through December 31, 2013. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gold Bullion Strategy Fund as of December 31, 2013, the results of its operations, changes in its net assets, and the financial highlights for the period July 9, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

March 3, 2014

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | COLUMBUS | MILWAUKEE | 214.649.1700 Registered with the Public Company Accounting Oversight Board.
15

The Gold Bullion Strategy Fund

Expense Example (Unaudited)

December 31, 2013

As a shareholder of The Gold bullion Strategy Fund, you incur two types of costs: (1) transaction costs; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Gold bullion Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 9, 2013 (commencement of operations) through December 31, 2013.

Table 1. Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Table 2. Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Gold Bullion Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1
Actual Expenses	Annualized Expense Ratio	Beginning Account 7/9/2013	Ending Account 12/31/2013	Expenses Paid During Period * 7/9/2013-12/31/2013
Investor Class	1.46%	$1,000.00	$969.60	$6.93

Table 2
Hypothetical ** (5% return before expenses)	Annualized Expense Ratio	Beginning Account 7/1/2013	Ending Account 12/31/2013	Expenses Paid During Period *** 7/1/2013-12/31/2013
Investor Class	1.46%	$1,000.00	$1,017.85	$7.43

*	Investor Class expense are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period, multiplied by the Fund’s annualized expense multiplied by the number of days in the period (176) divided by the number of days in the fiscal year (365).

**	Please note that while the Fund commenced operations on July 9, 2013, the hypothetical expenses paid during the period reflect projected activity for the full six month period for the purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period July 1, 2013 to December 31, 2013.

***	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the numbers of days in the fiscal year (365).
16

Approval of Advisory and Sub-Advisory Agreement – The Gold Bullion Strategy Fund

Approval of Investment Advisory Agreement

At a meeting held on April 9, 2013, (the “Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of an amendment to the investment advisory agreement (the “Advisory Agreement”) between Advisors Preferred, LLC (the “Adviser”) and the Trust, to add The Gold Bullion Strategy Fund (the “Fund”) as a new series of the Trust.

At the Meeting, the Board, including a majority of the Independent Trustees also considered the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Flexible Plan Investments, Inc. (the “Sub-Adviser”).

In connection with the Board’s consideration of the Advisory Agreement, the Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel; (b) the Adviser’s operations and financial condition; (c) the Adviser’s proposed brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees proposed to be charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s proposed overall fees and operating expenses compared with similar mutual funds; (f) the anticipated level of profitability from the Adviser’s fund-related operations; (g) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions; and (h) information regarding the historical performance record of other mutual funds advised by the Adviser.

In its consideration of the approval of the Advisory Agreement for the Fund, the Independent Trustees did not identify any single factor as controlling. Matters considered by the Independent Trustees in connection with its approval of the Advisory Agreement included the following:

Nature, Extent and Quality of Services. The Board then reviewed materials provided by the Adviser related to the proposed Advisory Agreement with the Trust, on behalf of The Gold Bullion Strategy Fund, including the Adviser’s Form ADV, a description of the manner in which investment decisions are made and executed for the Fund, a description of the services to be provided by the Adviser and those services retained by the proposed sub-adviser to the Fund, a review of the professional personnel performing services that would perform services for the Fund, including the team of individuals that primarily monitor and execute the investment and administration process, and a certification from the Adviser certifying that it has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that it has adopted procedures reasonably necessary to prevent Access Persons from violating such Codes of Ethics. In reaching their conclusions, the Trustees considered that the Adviser will delegate day-to–day investment decisions of the Fund to a sub-adviser and will generally provide management and operational oversight of the sub-adviser. The Trustees then reviewed the description provided by the Adviser of its practices for monitoring compliance with the Fund’s investment limitations and concluded that such practices were adequate, and noting that the Adviser has hired additional internal compliance personnel in recent months. The Trustees then concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Advisory Agreements and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Fund were satisfactory and reliable.

Performance. The Trustees considered that the Adviser generally delegates its day-to-day investment decisions to a sub-adviser. The Trustees considered other mutual funds advised by the Adviser and sub-advised by a third party. The Trustees noted that, although the Adviser does not directly manage the investment decisions of the funds that it advises, the funds advised by the Adviser have generally delivered positive performance such to provide a reasonable basis for considering that the

17

Adviser has performed its due diligence in the selection of sub-advisers. The Trustees concluded that the represented performance of other funds advised by the Adviser and the Adviser’s contribution to the operations of those funds was satisfactory.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by the Adviser, the Trustees discussed the comparison of management fees and total operating expense data provided to them and reviewed the Fund’s advisory and overall expenses compared to a peer group comprised of, with respect to the Fund, retail mutual funds broadly selected according to their investments in commodities and commodity related strategies. The Independent Trustees noted that the Adviser proposed to charge an advisory fee of 0.75% of the Fund’s average net assets, which was below the mean of the Fund’s peer group. The Trustees further noted that the Adviser will only retain between 0.20% and 0.25% of the gross advisory fee for its services to the Fund dependent upon the net assets of the Fund. The Trustees considered the proposed allocation of the advisory fee payable to the Fund’s sub-adviser, the portion retained by the Adviser, and the decrease in the Adviser’s portion of the fee as the assets of the Fund increase. The Board concluded that based on the Adviser’s experience, expertise, and services to be provided to the Fund, the fees to be charged by the Adviser were reasonable and in the best interests of the Fund and its future shareholders.

Profitability. The Board also considered the level of profits that could be expected to accrue to the Adviser with respect to the Fund based on a break even and profitability analysis reviewed by the Board, as well as the selected financial information of the Adviser provided by the Adviser. With respect to the Adviser, the Trustees concluded that based on the services provided and the projected growth of the Fund, the fees were reasonable and that anticipated profits from the Adviser’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent that the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees concluded that the Fund had not yet commenced operations and that material economies of scale would not be achieved in the near term.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement is in the best interests of the Fund and its shareholders. In considering the Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.

Approval of Sub-Advisory Agreement

At the Meeting, the Board, including a majority of the Independent Trustees also considered the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Flexible Plan Investments, Inc. (the “Sub-Adviser”).

In connection with the Board’s consideration of the Sub-Advisory Agreement, the Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel; (b) the Adviser’s operations and financial condition; (c) the Adviser’s proposed brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees proposed to be charged compared with the fees charged to comparable mutual funds or accounts; (e) the Fund’s proposed overall fees and operating expenses compared with similar mutual funds; (f) the anticipated level of profitability from the Adviser’s fund-related operations; (g) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions; and (h) information regarding the historical performance record of other pooled investment vehicles managed by the Sub-Adviser.

18

In its consideration of the approval of the Sub-Advisory Agreement, the Independent Trustees did not identify any single factor as controlling. Matters considered by the Independent Trustees in connection with its approval of the Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services. The Trustees reviewed materials provided by the Sub-Adviser related to the proposed Sub-Advisory Agreement with the Adviser on behalf of the Fund, including the Sub-Adviser’s Form ADV, a description of the manner in which investment decisions are made and executed, a review of the professional personnel that would perform services for the Fund, the proposed Sub-Advisory Agreement, an overview of the individuals that primarily monitor and execute the investment process, and a certification from Sub-Adviser certifying that it has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that it has adopted procedures reasonably necessary to prevent Access Persons from violating such Codes of Ethics.

In reaching their conclusions, the Trustees considered that the Sub-Adviser’s portfolio management team, research staff and compliance program were indicative of a high degree of professionalism at the Sub-Adviser. The Trustees further noted that the Sub-Adviser has continuously offered investment services for over 30 years, maintains profitability, and currently manages approximately $1.5 billion in assets with further growth prospects. The Trustees considered that the Sub-Adviser has been successful in managing the portfolios of other registered investment companies, and that the aforementioned characteristics in the aggregate potentially offer stability in managing the Fund’s investments. The Trustees then concluded that Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Sub-advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Sub-Adviser to the Fund were satisfactory and reliable.

Performance. The Trustees considered that the Fund was not being structured to outperform a particular index or to generate targeted returns, rather that the Fund is designed to replicate the index return of gold bullion. The Trustees noted the Sub-Adviser’s experience in quantitative analysis as well as the Sub-Adviser’s presentation on the investment models proposed to be used for the Fund, and concluded that the Sub-Adviser has sufficient expertise to deliver anticipated returns for the Fund in a manner consistent with the investment objective of the Fund, and that such return would be an acceptable level of investment return to shareholders.

Fees and Expenses. The Trustees then discussed the proposed fees to be paid to the Sub-Adviser. The Trustees considered that the Sub-Adviser would be paid an allocation of the Advisory fee of 0.50% on assets up to $300 million, 0.525% on the next $100 million in assets and 0.55% on assets in excess of $400 million. The Trustees referred to a report generated by a third-party research firm (the “Research Report”) analyzing fee arrangements of funds that delegate portfolio management to a sub-adviser. The Trustees considered that, although the sub-advisory fee allocated to the Sub-Adviser was higher than the median sub-advisory fees included in the Research Report, the Research Report did not account for sub-advisory fees charged for the management of investments in alternative asset classes, including commodities, which may require a higher degree of sophistication. The Trustees concluded that given the experience of the Sub-Adviser in managing investments in such asset classes, including the sophistication required to manage such portfolios, that the sub-advisory fees were acceptable in light of the quality of the services the Fund expected to receive from Sub-Adviser.

Profitability. The Trustees considered the anticipated profits to be realized by the Sub-Adviser in connection with the operation of the Fund, based on the materials provided to them prior to the Meeting, and whether the amount of profit is a fair profit for providing sub-advisory services to the Fund. The Trustees concluded that because of the Fund’s expected asset levels, they were satisfied that the Sub-Adviser’s level of profitability from its relationship with the Fund would not be excessive.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund for the initial two years of the Sub-advisory Agreement and whether there is potential for realization of any further economies of scale. The Trustees considered that

19

the Sub-Adviser would need to continually adapt the instruments in which the Fund invests in order to maintain the integrity of the stated investment strategy as the Fund increases their assets. The Trustees further noted that the Adviser has agreed to compensate the Sub-Adviser on an increasing fee scale as an incentive for the Sub-Adviser to provide services to the Fund, and that the Trustees would evaluate whether economies of scale could realized and shared with the Fund’s shareholders once the Fund has reached a stable asset level.

Conclusion. Having requested and received such information from Sub-Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the proposed Sub-advisory Agreement, and as assisted by the advice of counsel, the Trustees determined that approval of the Sub-advisory Agreement for an initial two-year term is in the best interests of the Fund and its future shareholders. In considering the Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of surrounding circumstances.

20

The Gold Bullion Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Last 5 Years
Charles R. Ranson Born: 1947	Trustee	Indefinite, November 2012 to present	President, Ranson & Associates (strategic planning, including capital formation and marketing, for start-up businesses and associations), 2003 – present.	8	None
Felix Rivera Born: 1963	Trustee	Indefinite, November 2012 to present	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), Jan. 2011 - present; Chief Operating Officer, Biondo Investment Advisors, LLC, Apr. 2004 - Dec. 2010.	8	None
Janet P. Ailstock Born: 1948	Trustee	Indefinite, November 2012 to present	Attorney, J. Parker Ailstock, P.A., 1998 - present.	8	None

[1]	Unless otherwise specified, the mailing address of each Trustee is 80 Arkay Drive, Hauppauge, NY 11788.

[2]	The “Fund Complex” consists of the series of the Trust.

Interested Trustees and Officers

Name, Address [1] and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Last 5 Years
Catherine Ayers-Rigsby Born: 1948	Trustee, Chairman, President	Indefinite; November 2012 to present	CEO, Advisors Preferred, LLC (investment advisor), Apr. 2011 – present; CEO, Ceros Financial Services, Inc. (broker/dealer), Sept. 2009 – present; Managing Director, Rydex Financial Services, (broker/dealer) Mar. 2002 – Sept 2009.	8	None
Brian S. Humphrey Born: 1972	Trustee	Indefinite; November 2012 to present	Sales Director, Ceros Financial Services, Inc. (broker/dealer), Jan. 2011 – present; VP Sales, TD Ameritrade, Inc. (broker/dealer), Feb. 2006 – Dec. 2010	8	None
21

The Gold Bullion Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Kevin E. Wolf Born: 1969	Treasurer	Indefinite; November 2012 to present	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); Vice-President, GemCom, LLC (since 2004).	n/a	n/a
Emile Molineaux Born: 1962	Chief Compliance Officer	Indefinite; November 2012 to present	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011)	n/a	n/a
Richard Malinowski Born: 1983	Secretary	Indefinite; November 2012 to present	AVP, Legal Admin Gemini Fund Services, LLC, Sept. 2012 – present; Vice President and Manager, BNY Mellon Investment Servicing, Inc., May 2006 – Sept. 2012.	n/a	n/a

[1]	Unless otherwise specified, the address of each Trustee and officer is 80 Arkay Drive, Hauppauge, NY 11788.
22

PRIVACY NOTICE

Advisors Preferred Trust

Rev. November 2012

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Advisors Preferred Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
23

PRIVACY NOTICE

Advisors Preferred Trust

What we do:
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Advisors Preferred Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Advisors Preferred Trust does not jointly market.
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PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-650-QGLD(7453) or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-747-9555.

INVESTMENT ADVISOR

Advisors Preferred LLC

1445 Research Blvd., Suite 530

Rockville, MD 20850

SUB-ADVISOR

Flexible Plan Investments, Ltd.

3883 Telegraph Road, Suite 100

Bloomfield Hills, MI 48302

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $15,000

(b)

Audit-Related Fees

2013 -  None

(c)

Tax Fees

2013 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $3,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

     /s/ Catherine Ayers-Rigsby

       Catherine Ayer-Rigsby, President

Date

3/10/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

             /s/Catherine Ayers-Rigsby

               Catherine Ayers-Rigsby, President

Date

3/10/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

3/10/14